Exhibit 99.1

Aurinia Pharmaceuticals Reports Financial Results for the Three Months Ended March 31, 2026 and Provides Update on Recent Business Progress
ROCKVILLE, Maryland and EDMONTON, Alberta – May 7, 2026 – Aurinia Pharmaceuticals Inc. (NASDAQ: AUPH) today announced financial results for the three months ended March 31, 2026 and provided an update on recent business progress.
Financial Results
•Total Revenue: For the three months ended March 31, 2026, total revenue was $77.7 million, up 24% from $62.5 million in the same period of 2025.
–Net Product Sales: For the three months ended March 31, 2026, net product sales of LUPKYNIS, the first FDA-approved oral therapy for the treatment of adult patients with active lupus nephritis, were $73.6 million, up 23% from $60.0 million in the same period of 2025.
–License, Collaboration and Royalty Revenue: For the three months ended March 31, 2026, license, collaboration and royalty revenue from Aurinia’s collaboration partner, Otsuka, was $4.1 million, up 64% from $2.5 million in the same period of 2025.
•Net Income: For the three months ended March 31, 2026, net income was $34.4 million, up 48% from $23.3 million in the same period of 2025.
•Diluted Earnings per Share: For the three months ended March 31, 2026, diluted earnings per share was $0.25, up 56% from $0.16 in the same period of 2025.
•Cash Flows from Operating Activities: For the three months ended March 31, 2026, cash flows from operating activities were $32.6 million, up 2408% from $1.3 million in the same period of 2025.
Cash Position
As of March 31, 2026, Aurinia had cash, cash equivalents, restricted cash and investments of $378.8 million, compared to $398.0 million at December 31, 2025. For the three months ended March 31, 2026, cash outflows from financing activities were $53.7 million, which included the repurchase of 2.5 million of the Company’s common shares for $36.2 million and tax withholding payments related to net settlements of equity awards of $14.6 million.
2026 Total Revenue and Net Product Sales Guidance
Aurinia reiterates its guidance for 2026 total revenue of $315 million to $325 million, up 11% to 15% compared to 2025, and 2026 net product sales of $305 million to $315 million, up 12% to 16% compared to 2025.
“Aurinia remains steadfast in its mission to become a leading company that benefits patients suffering from autoimmune diseases,” stated Kevin Tang, Chief Executive Officer. “LUPKYNIS is emerging as a standard-of-care treatment for lupus nephritis, and aritinercept, now in clinical development for three potential indications, has therapeutic potential across a wide range of autoimmune disorders.”
About Aurinia
Aurinia is a biopharmaceutical company focused on delivering therapies to people living with autoimmune diseases with high unmet medical needs. In January 2021, the Company introduced LUPKYNIS® (voclosporin), the first FDA-approved oral therapy for the treatment of adult patients with active lupus nephritis. Aurinia is also developing aritinercept, a dual inhibitor of B cell-activating factor (BAFF) and a proliferation-inducing ligand (APRIL) for the potential treatment of autoimmune diseases.

Forward-Looking Statements
This press release contains forward-looking information within the meaning of applicable Canadian securities law and forward-looking statements within the meaning of applicable U.S. securities law. We caution investors that forward-looking statements are based on management’s expectations and assumptions as of the date of this press release and involve substantial risks and uncertainties that could cause the actual outcomes to differ materially from what we currently expect. These risks and uncertainties include, but are not limited to, those associated with: LUPKYNIS net product sales, the timing of clinical study results and other risks and uncertainties identified in our filings with the U.S. Securities and Exchange Commission. Forward-looking statements in this press release apply only as of the date made, and we undertake no obligation to update or revise any forward-looking statements to reflect subsequent events or circumstances. Additional information related to Aurinia, including a detailed list of the risks and uncertainties affecting Aurinia and its business, can be found in Aurinia’s most recent Annual Report on Form 10-K and its other public available filings available by accessing the Canadian Securities Administrators’ System for Electronic Document Analysis and Retrieval (SEDAR) website at www.sedarplus.ca or the U.S. Securities and Exchange Commission’s Electronic Document Gathering and Retrieval System (EDGAR) website at www.sec.gov/edgar, and on Aurinia’s website at www.auriniapharma.com.
General Investor Inquiries
ir@auriniapharma.com

AURINIA PHARMACEUTICALS INC. AND SUBSIDIARY
CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands)

	March 31, 2026	December 31, 2025
	(Unaudited)
ASSETS
Current assets:
Cash, cash equivalents and restricted cash	$41,008	$80,213
Short-term investments	337,775	317,784
Accounts receivable, net	49,175	41,454
Inventory	46,410	45,690
Prepaid expenses and deposits	4,119	5,746
Other current assets	1,757	1,080
Total current assets	480,244	491,967
Deferred tax assets, net	166,917	176,194
Finance right-of-use lease assets	69,508	73,865
Intangible assets, net	3,590	3,761
Operating right-of-use lease assets	1,659	3,596
Property and equipment, net	1,986	2,111
Other noncurrent assets	93	93
Total assets	$723,997	$751,587

LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
Accounts payable	$2,661	$3,313
Accrued expenses	58,196	66,621
Finance lease liabilities, current portion	16,519	16,523
Deferred revenue	5,036	3,720
Operating lease liabilities, current portion	1,622	1,067
Other current liabilities	2,522	2,480
Total current liabilities	86,556	93,724
Finance lease liabilities, less current portion	48,181	52,322
Deferred revenue, less current portion	12,413	12,648
Deferred compensation and other noncurrent liabilities	6,903	6,662
Operating lease liabilities, less current portion	2,318	4,900
Total liabilities	156,371	170,256
Shareholders' equity
Common shares — no par value, unlimited shares authorized, 130,771 and 132,323 shares issued and outstanding at March 31, 2026 and December 31, 2025, respectively	1,086,650	1,120,035
Additional paid-in capital	96,869	111,263
Accumulated other comprehensive loss	(880)	(599)
Accumulated deficit	(615,013)	(649,368)
Total shareholders' equity	567,626	581,331
Total liabilities and shareholders' equity	$723,997	$751,587

AURINIA PHARMACEUTICALS INC. AND SUBSIDIARY
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)
(in thousands, except per share data)

	Three Months Ended
	March 31,
	2026	2025
Revenue
Net product sales	$73,563	$59,971
License, collaboration and royalty revenue	4,142	2,494
Total revenue	77,705	62,465
Operating expenses
Cost of revenue	6,505	8,574
Selling, general and administrative	22,029	20,339
Research and development	7,470	5,743
Restructuring	—	1,533
Other expense, net	279	4,429
Total operating expenses	36,283	40,618
Income from operations	41,422	21,847
Interest income	3,515	3,569
Interest expense	(1,012)	(1,067)
Net income before income taxes	43,925	24,349
Income tax expense	9,570	1,005
Net income	$34,355	$23,344

Earnings per share
Basic	$0.26	$0.17
Diluted	$0.25	$0.16

Shares used in computing earnings per share
Basic	132,375	138,917
Diluted	137,639	143,199

AURINIA PHARMACEUTICALS INC. AND SUBSIDIARY
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited)
(in thousands)

	Three Months Ended March 31,
	2026	2025
Cash flows from operating activities:
Net income	$34,355	$23,344
Adjustments to reconcile net income to cash flows from operating activities:
Deferred income tax	9,277	—
Share-based compensation	(866)	(3,409)
Amortization and depreciation	4,816	4,856
Foreign exchange (gain) loss on revaluation of Monoplant finance lease liability	(416)	1,812
Net amortization of premiums and discounts on investments	(2,319)	(2,656)
Other, net	581	2,325
Net changes in operating assets and liabilities:
Accounts receivable, net	(7,721)	(3,806)
Inventory	(720)	(6,967)
Prepaid expenses and other current assets	950	6,033
Accounts payable	(652)	(974)
Accrued expenses and other liabilities	(5,592)	(23,405)
Deferred revenue	1,081	4,342
Operating lease liabilities	(214)	(195)
Cash flows from operating activities	32,560	1,300
Cash flows from investing activities:
Proceeds from the sale and maturities of investments	109,000	123,035
Purchases of investments	(127,041)	(91,986)
Purchases of property, equipment and intangible assets	(39)	(17)
Cash flows from investing activities	(18,080)	31,032
Cash flows from financing activities:
Purchase of common shares under Share Repurchase Plan	(36,165)	(46,921)
Payments of principal portion of Monoplant finance lease liability	(3,653)	(2,771)
Proceeds from issuance of common shares for equity awards	713	9,288
Tax withholding payments related to net settlements of equity awards	(14,580)	(8,933)
Cash flows from financing activities	(53,685)	(49,337)
Net decrease in cash, cash equivalents and restricted cash	(39,205)	(17,005)
Cash, cash equivalents and restricted cash, beginning of the period	80,213	83,433
Cash, cash equivalents and restricted cash, end of the period	$41,008	$66,428